UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10765	23-2077891
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, PENNSYLVANIA 19406

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2015, Universal Health Services, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders at the Company’s Corporate Center at 367 South Gulph Road, King of Prussia, Pennsylvania.

At the Annual Meeting, the Company’s stockholders voted to: (i) elect three Class I members of the Board of Directors for three-year terms scheduled to expire at the Company’s 2018 Annual Meeting of Stockholders; (ii) approve the Universal Health Services, Inc. Third Amended and Restated 2005 Stock Incentive Plan; (iii) approve the Universal Health Services, Inc. Amended and Restated 2010 Employees’ Restricted Stock Purchase Plan; (iv) re-approve the material terms of the performance goals under the Universal Health Service, Inc. 2010 Executive Incentive Plan; (v) ratify the selection of PricewaterhouseCoopers, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and; (vi) reject the stockholder proposal related to consideration of a recapitalization plan to provide that all of the Company’s outstanding stock have one vote per share. The final voting results were as follows:

Proposal No. 1: Election of Directors:

John H. Herrell – elected by the Class A and Class C Stockholders:

Votes cast in favor	7,259,708
Votes withheld	0
Broker non-votes	0

Marc D. Miller – elected by the Class A and Class C Stockholders:

Votes cast in favor	7,259,708
Votes withheld	0
Broker non-votes	0

Eileen C. McDonnell – elected by the Class A and Class C Stockholders:

Votes cast in favor	7,259,708
Votes withheld	0
Broker non-votes	0

Proposal No. 2: Approval of the Third Amended and Restated 2005 Stock Incentive Plan:

Votes cast in favor	65,387,902
Votes cast against	963,097
Votes abstained	13,516
Broker non-votes	460,703

Proposal No. 3: Approval of the Amended and Restated 2010 Employees’ Restricted Stock Purchase Plan:

Votes cast in favor	65,541,667
Votes cast against	810,479
Votes abstained	11,369
Broker non-votes	460,703

Proposal No. 4: Re-approval of the material terms of the performance goals under the 2010 Executive Incentive Plan:

Votes cast in favor	66,248,048
Votes cast against	101,499
Votes abstained	13,968
Broker non-votes	460,703

Proposal No. 5: Ratification of the selection of PricewaterhouseCoopers, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

Votes cast in favor	66,703,664
Votes cast against	106,590
Votes abstained	13,965
Broker non-votes	0

Proposal No. 6: The shareholder proposal related to consideration of a recapitalization plan to provide that all outstanding stock have one vote per share:

Votes cast in favor	6,916,501
Votes cast against	59,357,979
Votes abstained	86,535
Broker non-votes	460,703

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Senior Vice President and Chief Financial Officer

Date: May 21, 2015